UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2009
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

750 Battery Street, Suite 330
San Francisco CA	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy A Continued Listing Rule or Standard; Transfer of Listing.
     As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2009, VIA Pharmaceuticals, Inc. (the “Company”) notified The NASDAQ Stock Market (“NASDAQ”) that Richard L. Anderson, an independent director and a member of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, had passed away. Since the time of Mr. Anderson’s death, the Company’s board of directors (the “Board”) has not been comprised of a majority of independent directors and the Company’s Audit Committee has not been comprised of at least three independent directors, as required for continued listing by NASDAQ Marketplace Rules 5605(b)(1) and 5605(c)(2)(A), respectively (the “Independence Rules”). Under NASDAQ Marketplace Rules 5605(b)(1)(A) and 5605(c)(4)(B) (formerly NASDAQ Marketplace Rules 4350(c)(1) and 4350(d)(4)(B), respectively), the Company was given until September 17, 2009 to regain compliance with these requirements (the “Grace Period”). On September 23, 2009, the Company received a deficiency letter from the NASDAQ staff formally notifying the Company of its failure to regain compliance with the Independence Rules before the expiration of the Grace Period. Pursuant to NASDAQ Marketplace Rule 5810(d), the Company has until September 30, 2009 to present its views with respect to this deficiency in writing to the NASDAQ Listing Qualifications Panel (the “Panel”). In anticipation of the expiration of the Grace Period, the Company previously presented its plan of compliance with respect to this deficiency to NASDAQ at a Panel hearing on August 27, 2009, during which the Company also addressed its plan to satisfy NASDAQ’s minimum $2.5 million stockholders’ equity requirement and the $1.00 minimum bid price requirement. The Company is awaiting a decision from the Panel. No assurances can be provided that the Company will be able to achieve or sustain the requirements under the NASDAQ Listing Rules to insure that it will maintain its NASDAQ listing.
     The press release filed as Exhibit No. 99.1 to this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
     On September 28, 2009, the Company issued a press release announcing that the Company had received a deficiency letter, dated September 23, 2009, from the staff of the NASDAQ Stock Market informing the Company of its failure to comply with NASDAQ Marketplace Rules 5605(b)(1) and 5605(c)(2)(A), respectively. A copy of the press release is filed as Exhibit 99.1 to this report.
     The information contained in this Item 8.01 and the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 28, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.

Date: September 28, 2009
	By:	/s/ James G. Stewart James G. Stewart
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 28, 2009